UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 25, 2007
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	25-1701361 (I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
     On April 25, 2007, the Registrant issued a press release regarding its financial results and certain other information related to the first fiscal quarter of 2007 ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 7.01 Regulation FD Disclosure.
     On April 25, 2007, the Registrant issued a press release regarding the financial outlook for the second fiscal quarter ending June 30, 2007 and the total fiscal year ending December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 25, 2007 regarding financial results and certain other information related to the first fiscal quarter of 2007 ended March 31, 2007.

99.2	Press Release dated April 25, 2007 regarding the financial outlook for the second fiscal quarter ending June 30, 2007 and the total fiscal year ending December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Keith A. Jones
Keith A. Jones
Chief Financial Officer and Vice President, Finance

Dated: April 25, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 25, 2007 regarding financial results and certain other information related to the first fiscal quarter of 2007 ended March 31, 2007.

99.2	Press Release dated April 25, 2007 regarding the financial outlook for the second fiscal quarter ]ending June 30, 2007 and the total fiscal year ending December 31, 2007.